                                                               EXHIBIT 10(v)

                             AMENDMENT NO. 9 TO
                       RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 9 to Receivables Purchase Agreement (this "Amendment") is entered into as of October 22, 2003, among Graybar
      ------------
Commerce Corporation, a Delaware corporation, as Seller ("Seller"), Graybar Electric Company, Inc., a New York corporation ("Graybar"), as Servicer,
                                               ------------
Falcon Asset Securitization Corporation ("Conduit"), Lloyds TSB Bank plc
                                        ------------
("Lloyds"), as a departing Financial Institution, and Bank One, NA (Main Office Chicago) ("Bank One"), as Agent and as a Financial Institution.
                ------ ------

                                  RECITALS,
                                  ---------

                  Each of Seller, Graybar, Conduit and Bank One, NA (Main Office Chicago) entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001, (vii) that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of October 23, 2002, and (viii) that certain Amendment No. 8 to Receivables Purchase Agreement, dated as of December 23, 2003 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
                                                  --------- ------------

                  Lloyds, as a departing Financial Institution, desires to assign and transfer an undivided 100% interest in its, and Bank One desires to acquire an undivided 100% interest in Lloyds's, rights and obligations as a Financial Institution under the Purchase Agreement and the other Transaction Documents as set forth herein.

                  Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, to remove Lloyds as a Financial Institution and to make such other amendments as the parties hereto agree as more particularly described herein.





                                  AGREEMENT
                                  ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions Used Herein. Capitalized terms used
                             ------------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement.

                  Section 2. Removal of Lloyds as a Financial Institution.
                             ---------------------------------------------
Subject to the terms and conditions set forth herein, from and after the effective date hereof, Lloyds shall no longer be a Financial Institution party to the Purchase Agreement and the Commitment of Lloyds listed on Schedule A to the Purchase Agreement is reduced to zero; provided, however,
                                                         --------  --------
that the provisions of Article X of the Purchase Agreement shall continue in effect for its benefit with respect to Purchaser Interests held by Lloyds prior to its termination as a Financial Institution. Subject to the terms and conditions set forth herein, on the date hereof, Lloyds shall be deemed to have hereby transferred and assigned to Bank One without recourse, representation or warranty of any kind, and Bank One shall be deemed to have hereby irrevocably taken, received and assumed from Lloyds, 100% of Lloyd's Commitment representing $55,080,000 and all rights and obligations associated therewith under the terms hereof and of the Purchase Agreement.

                  Section 3. Amendment to Section 9.1(k). Subject to the
                             ----------------------------
terms and conditions set forth herein, Section 9.1(k) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           (k) (i) The Leverage Ratio, as of the last day of
each fiscal quarter of Originator, shall be greater than 4.0 to 1.0 or (ii) the Interest Coverage Ratio, as of the last day of each fiscal quarter of Originator, shall be less than 2.5 to 1.0 or (iii) the Consolidated Tangible Net Worth shall at any time be less than $405,000,000, increased by the sum of (A) on a cumulative basis as of the end of each fiscal quarter of Originator, commencing with the fiscal quarter ending June 30, 2003, an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (B) an amount equal to 100% of the Net
                              ----
Cash Proceeds from any Equity Issuance occurring after July 30, 2003.

                  Section 4. Amendments to Section 10.2. Subject to the
                             ---------------------------
terms and conditions set forth herein, Section 10.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:





                           Section 10.2 Increased Cost and Reduced Return.
                                        ----------------------------------

                  If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards Board ("FASB"), any governmental authority, any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency (a "Regulatory Change"): (i) that subjects any
                                ---------------------
Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. For the avoidance of doubt, if the issuance of FASB Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of Graybar or Seller with the assets and liabilities of the Agent, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section.

                  Section 5. Amendments to Section 14.5(a). Subject to the
                             ------------------------------
terms and conditions set forth herein, Section 14.5(a) of the Purchase Agreement is hereby amended by adding the following language at the end of such section:





                           Anything herein to the contrary notwithstanding,
each Seller Party, each Purchaser, the Agent, each Indemnified Party and any successor or assign of any of the forgoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

                  Section 6. Amendments to Exhibit I. Subject to the terms
                             ------------------------
and conditions set forth herein, Exhibit I to the Purchase Agreement is hereby amended by:

                               (a) adding thereto the following new defined
terms in proper alphabetical order:

                           "Accumulated Other Comprehensive Income and
                           -------------------------------------------
Losses" means, as of any date with respect to Originator and its Covenant
-------
Subsidiaries on a consolidated basis, accumulated other comprehensive income and losses, as determined in accordance with GAAP.

                           "Credit Rate" means, on each day that a
                           -------------
Replacement Credit Agreement is in effect, a rate per annum equal to the sum of (i) the lowest rate available to Graybar on such date for a revolving loan made pursuant to such Replacement Credit Agreement plus (ii) .25% per annum.

                           "Excluded Amount" means collectively each of the
                           -----------------
amounts set forth in the table below, provided (i) for each related Site
                                      --------
Location, the Excluded Amount shall not exceed (but can be equal to or less than) the amount set forth in the table below and (ii) for each related Site Location, either (A) the Excluded Amount must relate to the synthetic lease or other financing product in existence on October 22, 2003 with respect to such Site Location or (B) Graybar must own such Site Location:




                     Site Location                      Excluded Amount
                    ---------------------------------------------------
                    Stafford, TX                          $7,660,000
                    Austell, GA                           $7,452,000
                    Youngstown, OH                        $7,008,000
                    Rogers, MN                            $6,600,000
                    Joliet, IL                            $9,917,744
                    Puyallup, WA                          $9,305,219
                    Cincinnati, OH                        $5,967,833
                    Tampa, FL                             $9,773,687
                    Taunton, NJ                           $9,793,000

                           "Replacement Credit Agreement" means any revolving
                           ------------------------------
credit agreement or similar agreement in effect on or after July 30, 2004 that replaces, amends, amends and restates, refinances, extends, or otherwise changes the pricing of that certain Five Year Credit Agreement, dated as of July 30, 1999, among Graybar, the banks and financial institutions party thereto, and First Union National Bank, as administrative agent; provided that, for any such agreement to be a "Replacement Credit
       --------
Agreement", the term of such agreement must extend beyond October 21, 2006.

                               (b) amending and restating, in its entirety,
                  the definition of "Consolidated Tangible Net Worth" appearing in such Exhibit I to read as follows:

                           "Consolidated Tangible Net Worth" means, as of
                           ---------------------------------
any date with respect to Originator and its Covenant Subsidiaries on a consolidated basis, Consolidated Total Tangible Assets minus Consolidated
                                                       -----
Total Liabilities, plus Accumulated Other Comprehensive Income and Losses to
                   ----
the extent it reduces shareholder's equity, all as determined in accordance with GAAP.

                               (c) replacing the percentage "2%" in clause
(ii) of the definition of "Default Fee" appearing in such Exhibit I with the percentage "3%".

                               (d) amending and restating, in its entirety,
the definition of "Discount Rate" appearing in such Exhibit I to read as follows:

                           "Discount Rate" means, (i) (A) if a Replacement
                           ---------------
Credit Agreement is in effect, the Credit Rate or (B) if a Replacement Credit Agreement is not in effect, the LIBO Rate or (ii) the Prime Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions.






                               (e) replacing the date "October 23, 2003" in
clause (i) of the definition of "Facility Termination Date" appearing in such
Exhibit I with the date "October 22, 2006".

                               (f) replacing the parenthetical "(excluding
for purposes hereof, Funded Debt of the type set forth in subsection (1) of the definition of 'Covenant Indebtedness' to the extent that it is less than $75,000,000 in the aggregate)" in clause (a) of the definition of "Leverage Ratio" appearing in such Exhibit I with the parenthetical "(excluding for purposes hereof, the Excluded Amount)".

                               (g) replacing the percentage "1.25%" in
clause (ii) of the definition of "LIBO Rate" appearing in such Exhibit I with the percentage "3.75%".

                               (h) replacing the date "October 23, 2003" in
the definition of "Liquidity Termination Date" appearing in such Exhibit I with the date "October 22, 2006".

                  Section 7. Amendments to Exhibit IV. Subject to the terms
                             -------------------------
and conditions set forth herein, Exhibit IV to the Purchase Agreement is hereby amended and restated, and replaced, in its entirety by Annex I
                                                              -------
hereto.

                  Section 8. Amendments to Exhibit V. Subject to the terms
                             ------------------------
and conditions set forth herein, Exhibit V to the Purchase Agreement is hereby amended and restated, and replaced, in its entirety by Annex II
                                                              --------
hereto.

                  Section 9. Amendments to Schedule A. Subject to the terms
                             -------------------------
and conditions set forth herein, Schedule A to the Purchase Agreement is hereby amended and restated, and replaced, in its entirety by Annex III
                                                              ---------
hereto.

                  Section 10. Condition to Effectiveness of Amendment. This
                              ----------------------------------------
Amendment shall become effective as of October 22, 2003 (the "Effective
                                                             ----------
Date"), upon the satisfaction of the condition precedent that:
-------

                               (a) Amendment. The Agent shall have received,
                                   ----------
         on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                               (b) Fee Letter; Fees. The Agent shall have
                                   -----------------
         received, on or before the date hereof, (i) an amended and restated fee letter, in form and substance satisfactory to the Agent, duly executed by each of the parties thereto and (ii) all fees, costs and expenses due and payable to the Agent or any Purchaser on or before the effective date hereof pursuant to such amended and restated fee letter or any other Transaction Document.

                               (c) Deposit Account Control Agreement. The
                                   ----------------------------------
         Agent shall have received, on or before the date hereof, executed counterparts of the Deposit Account Control Agreement, duly executed by Seller, Graybar, the Agent and Bank of America, N.A.

                  Section 11. Representations and Warranties. By its
                              -------------------------------
execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted the following:

                               (a) Transaction Document Representations and
                                   ----------------------------------------
         Warranties. As of the Effective Date, both before and after giving
         ----------
         effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                               (b) No Amortization Event. As of the
                                   ----------------------
         Effective Date, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                  Section 12. Miscellaneous.
                              --------------

                               (a) Effect; Ratification. The amendments set
                                   ---------------------
         forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                               (b) Transaction Documents. This Amendment is
                                   ----------------------
         a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                               (c) Costs, Fees and Expenses. Seller agrees
                                   -------------------------
         to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent, Lloyds and/or the other Purchasers).

                               (d) Counterparts. This Amendment may be
                                   -------------
         executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                               (e) Severability. Any provision contained in
                                   -------------
         this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE
                                   --------------
         GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                          (Signature Page Follows)





                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                      GRAYBAR COMMERCE CORPORATION


                                      By:
                                         -------------------------------------
                                      Name: Martin J. Beagen
                                      Title: President

                                      GRAYBAR ELECTRIC COMPANY, INC.,
                                      as Servicer


                                      By:
                                         -------------------------------------
                                      Name: J. N. Reed
                                      Title: Vice President and Treasurer

                                      FALCON ASSET SECURITIZATION
                                      CORPORATION


                                      By:
                                         -------------------------------------
                                      Name: Ronald J. Atkins
                                      Title: Authorized Signatory

                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      as Agent and as a Financial Institution


                                      By:
                                         -------------------------------------
                                      Name: Ronald J. Atkins
                                      Title: Director, Capital Markets

                                      LLOYDS TSB BANK PLC,
                                      as a departing Financial Institution


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:





                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                      GRAYBAR COMMERCE CORPORATION


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                      GRAYBAR ELECTRIC COMPANY, INC.,
                                      as Servicer


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                      FALCON ASSET SECURITIZATION CORPORATION


                                      By:
                                         -------------------------------------
                                      Name: Ronald J. Atkins
                                      Title: Authorized Signatory

                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      as Agent and as a Financial Institution


                                      By:
                                         -------------------------------------
                                      Name: Ronald J. Atkins
                                      Title: Director, Capital Markets

                                      LLOYDS TSB BANK PLC,
                                      as a departing Financial Institution


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                      GRAYBAR COMMERCE CORPORATION


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                      GRAYBAR ELECTRIC
                                      COMPANY, INC., as Servicer


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:

                                      FALCON ASSET SECURITIZATION CORPORATION


                                      By:
                                         -------------------------------------
                                      Name: Ronald J. Atkins
                                      Title: Authorized Signatory

                                      BANK ONE, NA (MAIN OFFICE
                                      CHICAGO), as Agent and as a Financial
                                      Institution


                                      By:
                                         -------------------------------------
                                      Name: Ronald J. Atkins
                                      Title: Director, Capital Markets

                                      LLOYDS TSB BANK PLC,
                                      as a departing Financial Institution


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         -------------------------------------
                                      Name:
                                      Title:





                                                                      Annex I

                                 EXHIBIT IV
               NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS







                                                                      Annex II

                                  EXHIBIT V
                       FORM OF COMPLIANCE CERTIFICATE

To: Bank One, NA (Main Office Chicago), as Agent

         This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement, dated as of June 30, 2000, among Graybar Commerce Corporation (the "Seller"), Graybar Electric Company, Inc. (the "Servicer"), the Purchasers party thereto and Bank One, NA (Main Office Chicago), as agent for such Purchasers (as amended from time to time, the "Agreement").

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

    1.   I am the duly elected                          of Seller.
                              --------------------------

    2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

    3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 6 below.

    4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

    5. Set forth in the table below is the Excluded Amount for each related Site Location and a designation of whether such Site Location is financed pursuant to the financing product in effect on October 22, 2003 or owned by Graybar:

Site Location             Excluded Amount                    Designation
------------------------------------------------------------------------
Stafford, TX                $
Austell, GA                 $
Youngstown, OH              $
Rogers, MN                  $
Joliet, IL                  $
Puyallup, WA                $
Cincinnati, OH              $
Tampa, FL                   $
Taunton, NJ                 $





    6. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this
Certificate in support hereof, are made and delivered this   day of
                                                           --      -----------




                    SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of                       ,       with Section
                               ----------------------- -------            ---
of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended:




                                                                     Annex III

                                 SCHEDULE A
                    COMMITMENTS OF FINANCIAL INSTITUTIONS


==============================================================================
       Financial Institution                          Commitment
       ---------------------                          ----------
       Bank One, NA (Main Office Chicago)
==============================================================================